SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 17, 2001




                        CITIZENS COMMUNICATIONS COMPANY
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-11001              06-0619596
  (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut 06905
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 614-5600
               Registrant's Telephone Number, Including Area Code



                           No Change Since Last Report
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Citizens Communications Company announced today that pending agreements with Verizon Communications to acquire approximately 63,000 telephone access lines in Arizona and California have been terminated, effective immediately.




Item 7.  Financial Statements, Exhibits

         (c) Exhibits

               99.1 Press Release of Citizens Communications Company released December 17, 2001.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CITIZENS COMMUNICATIONS COMPANY.


Dated: December 18, 2001    By:    /s/Robert J. Larson
                                -------------------------------
                            Name:   Robert J. Larson
                            Title:  Vice President and
                                    Chief Accounting Officer

                                           Citizens Communications
                                           3 High Ridge Park
                                           Stamford, CT 06905
                                           203.614.5600
                                           Web site: www.czn.net

-------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE

Contact:
Don Armour
Vice President, Finance
(203) 614-5124
DArmour@czn.com



                             Citizens Communications
               Acquisition Agreements with Verizon are Terminated

Stamford,  Conn.,  Dec. 17, 2001-- Citizens  Communications  Company (NYSE: CZN,
CZB) announced today that pending agreements with Verizon Communications to acquire approximately 63,000 telephone access lines in Arizona and California have been terminated, effective immediately.

About  Citizens   Communications

Citizens Communications serves 2.5 million telephone access lines in 24 states. Citizens owns approximately 85 percent of Electric Lightwave, Inc. (NASDAQ:
ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses in the West. More information on Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made buy the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.

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